NAME OF REGISTRANT:
Franklin Global Trust
File No. 811-10157

EXHIBIT ITEM No. 77Q1(a): Copies of any
material amendments to the registrant's
charter or
by-laws




AMENDED AND RESTATED

BY-LAWS

of

FRANKLIN GLOBAL TRUST
A Delaware Statutory Trust

(Amended and Restated By-Laws effective as of
May 21, 2007)

      These By-Laws may contain any
provision
not inconsistent with applicable law or
the
Declaration of Trust, relating to the
governance of
the Trust. Unless otherwise specified in these By-
Laws, capitalized terms used in these By-
Laws shall
have the meanings assigned to them in the Declaration of Trust. Every Shareholder by virtue of having become a Shareholder shall be bound by these By-Laws.

      ARTICLE I
DEFINITIONS
      Section 1.	Whenever used herein the
following terms shall have the following
meanings:
            (a)	"1940 Act" shall mean
the
Investment Company Act of 1940 and the
rules and
regulations thereunder, all as adopted or
amended
from time to time;
            (b)	"Board of Trustees" or
"Board" shall mean the governing body of
the
Trust, that is comprised of the number of
Trustees
of the Trust fixed from time to time
pursuant to
Article IV of the Declaration of Trust,
having the
powers and duties set forth therein;
            (c)	"By-Laws" shall mean
these
by-laws of the Trust, as amended or
restated from
time to time in accordance with Article
VIII hereof;
            (d)	"Certificate of Trust"
shall
mean the certificate of trust filed on
September 26,
2000 with the office of the Secretary of
State of the
State of Delaware as required under the
DSTA to
form the Trust, as amended or restated
from time to
time;
            (e)	"Class" shall mean each
class
of Shares of the Trust or of a Series of
the Trust
established and designated under and in
accordance
with the provisions of Article III of the
Declaration
of Trust;
            (f)	"Code" shall mean the
Internal Revenue Code of 1986 and the
rules and
regulations thereunder, all as adopted or
amended
from time to time;
            (g)	"Commission" shall have
the
meaning given that term in the 1940 Act;
            (h)	"DSTA" shall mean the
Delaware Statutory Trust Act (12 Del. C.
3801, et
seq.), as amended from time to time;
            (i)	"Declaration of Trust"
shall
mean the Amended and Restated Agreement
and
Declaration of Trust of the Trust, as
further
amended or restated from time to time;
            (j)	"Investment Adviser" or
"Adviser" shall mean a Person, as defined
below,
furnishing services to the Trust pursuant
to any
investment advisory or investment
management
contract described in Article IV, Section
7(a) of the
Declaration of Trust;
            (k)	"Person" shall mean a
natural
person, partnership, limited partnership,
limited
liability company, trust, estate,
association,
corporation, organization, custodian,
nominee or
any other individual or entity in its own
or any
representative capacity, in each case,
whether
domestic or foreign, and a statutory trust
or a
foreign statutory trust;
            (l)	"Series" shall refer to
each
Series of Shares established and
designated under
and in accordance with the provisions of
Article III
of the Declaration of Trust;
            (m)	"Shares" shall mean the
transferable shares of beneficial interest
into which
the beneficial interest in the Trust shall
be divided
from time to time, and shall include
fractional and
whole shares;
            (n)	 "Shareholder" shall
mean a
record owner of Shares;
            (o)	"Trust" shall refer to
the
Delaware statutory trust formed pursuant
to the
Declaration of Trust and the Certificate
of Trust
which was filed with the office of the
Secretary of
State of the State of Delaware; and
            (p)	"Trustee" or "Trustees"
shall
refer to each signatory to the Declaration
of Trust as
a trustee and all other Persons who may,
from time
to time, be duly elected or appointed,
qualified and
serving on the Board of Trustees in
accordance with
the provisions hereof and the Declaration
of Trust,
so long as such signatory or other Person
continues
in office in accordance with the terms
hereof and of
the Declaration of Trust.  Reference
herein to a
Trustee or the Trustees shall refer to
such Person or
Persons in such Person's or Persons'
capacity as a
trustee or trustees hereunder and under
the
Declaration of Trust.
      ARTICLE II
MEETINGS OF SHAREHOLDERS
      Section 1.	PLACE OF MEETINGS.
Meetings of Shareholders shall be held at
any place
within or outside the State of Delaware
designated
by the Board.  In the absence of any such
designation by the Board, Shareholders'
meetings
shall be held at the offices of the Trust.
      Section 2.	MEETINGS.
            (a)	Call of Meetings.  Any
meeting of Shareholders may be called at
any time
by the Board, by the chairperson of the
Board or by
the president of the Trust for the purpose
of taking
action upon any matter deemed by the Board
to be
necessary or desirable.  To the extent
permitted by
the 1940 Act, a meeting of the
Shareholders for the
purpose of electing Trustees may also be
called by
the chairperson of the Board, or shall be
called by
the president or any vice-president of the
Trust at
the request of the Shareholders holding
not less than
ten (10) percent of the Shares, provided
that the
Shareholders requesting such meeting shall
have
paid the Trust the reasonably estimated
cost of
preparing and mailing the notice thereof,
which an
authorized officer of the Trust shall
determine and
specify to such Shareholders.  No meeting
shall be
called upon the request of Shareholders to
consider
any matter which is substantially the same
as a
matter voted upon at any meeting of the
Shareholders held during the preceding
twelve (12)
months, unless requested by the holders of
a
majority of all Shares entitled to be
voted at such
meeting.
      Section 3.	NOTICE OF
SHAREHOLDERS' MEETING.  Notice of any
meeting of Shareholders shall be given to
each
Shareholder entitled to vote at such
meeting in
accordance with Section 4 of this Article
II not less
than ten (10) nor more than one hundred
and twenty
(120) days before the date of the meeting.
The
notice shall specify (i) the place, date
and hour of
the meeting, and (ii) the general nature
of the
business to be transacted and to the
extent required
by the 1940 Act, the purpose or purposes
thereof.
      Section 4.	MANNER OF GIVING
NOTICE.  Notice of any meeting of
Shareholders
shall be given either personally or by
United States
mail, courier, cablegram, telegram,
facsimile or
electronic mail, or other form of
communication
permitted by then current law, charges
prepaid,
addressed to the Shareholder or to the
group of
Shareholders at the same address as may be
permitted pursuant to applicable laws, or
as
Shareholders may otherwise consent, at the
address
of that Shareholder appearing on the books
of the
Trust or its transfer or other duly
authorized agent
or provided in writing by the Shareholder
to the
Trust for the purpose of notice.  Notice
shall be
deemed to be given when delivered
personally,
deposited in the United States mail or
with a
courier, or sent by cablegram, telegram,
facsimile or
electronic mail.  If no address of a
Shareholder
appears on the Trust's books or has been
provided
in writing by a Shareholder, notice shall
be deemed
to have been duly given without a mailing,
or
substantial equivalent thereof, if such
notice shall be
available to the Shareholder on written
demand of
the Shareholder at the offices of the
Trust.
      If any notice addressed to a
Shareholder at the
address of that Shareholder appearing on
the books of
the Trust or that has been provided in
writing by that
Shareholder to the Trust for the purpose
of notice, is
returned to the Trust marked to indicate
that the
notice to the Shareholder cannot be
delivered at that
address, all future notices or reports
shall be deemed
to have been duly given without further
mailing, or
substantial equivalent thereof, if such
notices shall be
available to the Shareholder on written
demand of the
Shareholder at the offices of the Trust.
      Section 5.	ADJOURNED MEETING;
NOTICE.  Any Shareholders' meeting,
whether or
not a quorum is present, may be adjourned
from time
to time for any reason whatsoever by vote
of the
holders of Shares entitled to vote holding
not less
than a majority of the Shares present in
person or by
proxy at the meeting, or by the
chairperson of the
Board, the president of the Trust, in the
absence of
the chairperson of the Board, or any vice
president or
other authorized officer of the Trust, in
the absence of
the president.  Any adjournment may be
made with
respect to any business which might have
been
transacted at such meeting and any
adjournment will
not delay or otherwise affect the
effectiveness and
validity of any business transacted at the
Shareholders' meeting prior to
adjournment.
      When any Shareholders' meeting is
adjourned
to another time or place, written notice
need not be
given of the adjourned meeting if the time
and place
thereof are announced at the meeting at
which the
adjournment is taken, unless after the
adjournment, a
new record date is fixed for the adjourned
meeting, or
unless the adjournment is for more than
sixty (60)
days after the date of the original
meeting, in which
case, the Board of Trustees shall set a
new record date
as provided in Article V of the
Declaration of Trust
and give written notice to each
Shareholder of record
entitled to vote at the adjourned meeting
in
accordance with the provisions of Sections
3 and 4 of
this Article II.  At any adjourned
meeting, any
business may be transacted that might have
been
transacted at the original meeting.
      Section 6.	VOTING.
            (a)	The Shareholders
entitled to
vote at any meeting of Shareholders and
the
Shareholder vote required to take action
shall be
determined in accordance with the
provisions of the
Declaration of Trust.  Unless determined
by the
inspector of the meeting to be advisable,
the vote on
any question need not be by written
ballot.
            (b)	Unless otherwise
determined
by the Board at the time it approves an
action to be
submitted to the Shareholders for
approval,
Shareholder approval of an action shall
remain in
effect until such time as the approved
action is
implemented or the Shareholders vote to
the
contrary.  Notwithstanding the foregoing,
an
agreement of merger, consolidation,
conversion or
reorganization may be terminated or
amended
notwithstanding prior approval if so
authorized by
such agreement of merger, consolidation,
conversion or reorganization pursuant to
Section
3815 of the DSTA and/or pursuant to the
Declaration of Trust, these By-Laws and
Section
3806 of the DSTA.
      Section 7.	WAIVER OF NOTICE BY
CONSENT OF ABSENT SHAREHOLDERS.
Attendance by a Shareholder, in person or
by proxy,
at a meeting shall constitute a waiver of
notice of that
meeting with respect to that Shareholder,
except
when the Shareholder attends the meeting
for the
express purpose of objecting, at the
beginning of the
meeting, to the transaction of any
business because
the meeting is not lawfully called or
convened.
Whenever notice of a Shareholders' meeting
is
required to be given to a Shareholder
under the
Declaration of Trust or these By-Laws, a
written
waiver thereof, executed before or after
the time
notice is required to be given, by such
Shareholder or
his or her attorney thereunto authorized,
shall be
deemed equivalent to such notice.  The
waiver of
notice need not specify the purpose of, or
the business
to be transacted at, the meeting.
      Section 8.	PROXIES.  Every
Shareholder entitled to vote for Trustees
or on any
other matter that may properly come before
the
meeting shall have the right to do so
either in person
or by one or more agents authorized by a
written
proxy executed by the Shareholder and
filed with the
secretary of the Trust; provided, that an
alternative to
the execution of a written proxy may be
permitted as
described in the next paragraph of this
Section 8.  A
proxy shall be deemed executed if the
Shareholder's
name is placed on the proxy (whether by
manual
signature, typewriting, telegraphic or
electronic
transmission (as defined in Section 3806
of the
DSTA) or otherwise) by the Shareholder or
the
Shareholder's attorney-in-fact.  A valid
proxy that
does not state that it is irrevocable
shall continue in
full force and effect unless revoked by
the
Shareholder executing it, or using one of
the
permitted alternatives to execution,
described in the
next paragraph, by a written notice
delivered to the
secretary of the Trust prior to the
exercise of the
proxy or by the Shareholder's attendance
and vote in
person at the meeting; provided, however,
that no
proxy shall be valid after the expiration
of eleven (11)
months from the date of the proxy unless
otherwise
expressly provided in the proxy.  The
revocability of
a proxy that states on its face that it is
irrevocable
shall be governed by the provisions of the
General
Corporation Law of the State of Delaware.
      With respect to any Shareholders'
meeting,
the Board, or, in case the Board does not
act, the
president, any vice president or the
secretary, may
permit proxies by electronic transmission
(as defined
in Section 3806 of the DSTA), telephonic,
computerized, telecommunications or other
reasonable alternative to the execution of
a written
instrument authorizing the holder of the
proxy to act.
A proxy with respect to Shares held in the
name of
two or more Persons shall be valid if
executed, or a
permitted alternative to execution is
used, by any one
of them unless, at or prior to the
exercise of the
proxy, the secretary of the Trust receives
a specific
written notice to the contrary from any
one of them.
A proxy purporting to be by or on behalf
of a
Shareholder shall be deemed valid unless
challenged
at or prior to its exercise and the burden
of proving
invalidity shall rest with the challenger.
      Section 9.	INSPECTORS.  Before any
meeting of Shareholders, the chairperson
of the
Board, or in the absence of the
chairperson of the
Board, the president of the Trust, or in
the absence
of the president, any vice president or
other
authorized officer of the Trust, may
appoint any
person other than nominees for office to
act as
inspector at the meeting or any
adjournment.  If any
person appointed as inspector fails to
appear or fails
or refuses to act, the chairperson of the
Board, or in
the absence of the chairperson of the
Board, the
president of the Trust, or in the absence
of the
president, any vice president or other
authorized
officer of the Trust, shall appoint a
person to fill the
vacancy.  Such appointments may be made by
such
officers in person or by telephone.
      The inspector shall:
            (a)	determine the number of
Shares and the voting power of each, the
Shares
represented at the meeting, the existence
of a
quorum and the authenticity, validity and
effect of
proxies;
            (b)	receive votes or
ballots;
            (c)	hear and determine all
challenges and questions in any way
arising in
connection with the right to vote;
            (d)	count and tabulate all
votes;
            (e)	determine when the polls
shall close;
            (f)	determine the result of
voting; and
            (g)	do any other acts that
may be
proper to conduct the election or vote
with fairness to
all Shareholders.
      ARTICLE III
TRUSTEES
      Section 1.	VACANCIES.
            (a)	Whenever a vacancy in
the
Board shall occur (by reason of death,
resignation,
removal, retirement, an increase in the
authorized
number of Trustees or other cause), until
such
vacancy is filled as provided herein or
the number
of authorized Trustees constituting the
Board of
Trustees is decreased pursuant to Article
IV,
Section 1 of the Declaration of Trust, the
Trustee(s)
then in office, regardless of the number
and even if
less than a quorum, shall have all the
powers
granted to the Board and shall discharge
all the
duties imposed upon the Board by the
Declaration
of Trust and these By-Laws as though such
number
constitutes the entire Board.
            (b)	Vacancies in the Board
of
Trustees may be filled by not less than a
majority
vote of the Trustee(s) then in office,
regardless of
the number and even if less than a quorum
and a
meeting of Shareholders shall be called
for the
purpose of electing Trustees if required
by the 1940
Act.  Notwithstanding the above, whenever
and for
so long as the Trust is a participant in
or otherwise
has in effect a plan under which the Trust
may be
deemed to bear expenses of distributing
its Shares as
that practice is described in Rule 12b-1
under the
1940 Act, then the selection and
nomination of each
of the Trustees who is not an "interested
person"  (as
that term is defined in the 1940 Act ) of
the Trust, any
Adviser or the principal underwriter of
the Trust
(such Trustees are referred to herein as
"disinterested
Trustees"), shall be, and is, committed to
the
discretion of the disinterested Trustees
remaining in
office.  In the event that all Trustee
offices become
vacant, an authorized officer of the
Investment
Adviser shall serve as the sole remaining
Trustee
effective upon the vacancy in the office
of the last
Trustee.  In such case, an authorized
officer of the
Investment Adviser, as the sole remaining
Trustee,
shall, as soon as practicable, fill all of
the vacancies
on the Board; provided, however, that the
percentage of Trustees who are
disinterested
Trustees shall be no less than that
permitted by the
1940 Act.  Upon the qualification of such
Trustees,
the authorized officer of the Investment
Adviser
shall resign as Trustee and a meeting of
the
Shareholders shall be called, as required
by the
1940 Act, for the election of Trustees.
An
appointment of a Trustee may be made by
the
Trustees then in office in anticipation of
a vacancy
to occur by reason of retirement,
resignation, or
removal of a Trustee, or an increase in
number of
Trustees effective at a later date,
provided that said
appointment shall become effective only at
the time
or after the expected vacancy occurs.
      Section 2.	PLACE OF MEETINGS
AND MEETINGS BY TELEPHONE.  All
meetings of the Board may be held at any
place
within or outside the State of Delaware
that is
designated from time to time by the Board,
the
chairperson of the Board, or in the
absence of the
chairperson of the Board, the president of
the Trust,
or in the absence of the president, any
vice president
or other authorized officer of the Trust.
In the
absence of such a designation, regular
meetings
shall be held at the offices of the Trust.
Any
meeting, regular or special, may be held,
with
respect to one or more participating
Trustees, by
conference telephone or similar
communication
equipment, so long as all Trustees
participating in
the meeting can hear one another, and all
such
Trustees shall be deemed to be present in
person at
such meeting.
      Section 3.	REGULAR MEETINGS.
Regular meetings of the Board shall be
held at such
time and place as shall from time to time
be fixed
by the Board, the chairperson of the
Board, or in the
absence of the chairperson of the Board,
the
president of the Trust, or in the absence
of the
president, any vice president or other
authorized
officer of the Trust.  Regular meetings
may be held
without notice.
      Section 4.	SPECIAL MEETINGS.
Special meetings of the Board for any
purpose or
purposes may be called at any time by any
Trustee,
the chairperson of the Board, or in the
absence of the
chairperson of the Board, the president of
the Trust,
or in the absence of the president, any
vice president
or other authorized officer of the Trust.
      Notice of the purpose, time and
place of
special meetings (or of the time and place
for each
regular meeting for which notice is given)
shall be
given personally, sent by first-class
mail, courier,
cablegram or telegram, charges prepaid, or
by
facsimile or electronic mail, addressed to
each
Trustee at that Trustee's address as has
been provided
to the Trust for purposes of notice;
provided, that, in
case of a national, regional or local
emergency or
disaster, which prevents such notice, such
notice may
be given by any means available or need
not be given
if no means are available.  In case the
notice is
mailed, it shall be deemed to be duly
given if
deposited in the United States mail at
least seven (7)
days before the time the meeting is to be
held.  In
case the notice is given personally or is
given by
courier, cablegram, telegram, facsimile or
electronic
mail, it shall be deemed to be duly given
if delivered
at least twenty-four (24) hours before the
time of the
holding of the meeting.  The notice need
not specify
the place of the meeting if the meeting is
to be held at
the offices of the Trust.
      Section 5.	WAIVER OF NOTICE.
Whenever notice is required to be given to
a Trustee
under this Article, a written waiver of
notice signed
by the Trustee, whether before or after
the time
notice is required to be given, shall be
deemed
equivalent to notice.  The waiver of
notice need not
specify the purpose of, or the business to
be
transacted at, the meeting.  All such
waivers shall
be filed with the records of the Trust or
made a part
of the minutes of the meeting.  Attendance
of a
Trustee at a meeting shall constitute a
waiver of
notice of such meeting, except when the
Trustee
attends the meeting for the express
purpose of
objecting at the beginning of the meeting
to the
transaction of any business because the
meeting is
not lawfully called or convened.
      Section 6.	ADJOURNMENT.  A
majority of the Trustees present at a
meeting of the
Board, whether or not a quorum is present,
may
adjourn such meeting to another time and
place.
Any adjournment will not delay or
otherwise affect
the effectiveness and validity of any
business
transacted at the meeting prior to
adjournment.  At
any adjourned meeting at which a quorum is
present, any business may be transacted
which
might have been transacted at the meeting
as
originally called.
      Section 7.	NOTICE OF
ADJOURNMENT.  Notice of the time and place
of
an adjourned meeting need not be given if
the time
and place thereof are announced at the
meeting at
which the adjournment is taken.  If the
adjournment
is for more than thirty (30) days after
the date of the
original meeting, notice of the adjourned
meeting
shall be given to each Trustee.
      Section 8.	COMPENSATION OF
TRUSTEES.  Trustees may receive from the
Trust
reasonable compensation for their services
and
reimbursement of reasonable expenses as
may be
determined by the Board.  This Section 8
shall not
be construed to preclude any Trustee from
serving
the Trust in any other capacity as an
officer, agent,
employee, or otherwise and receiving
compensation
and reimbursement of expenses for those
services.
      Section 9.	CHAIRMAN OF THE
BOARD.  The Board of Trustees may elect a
Chairman for the purpose of presiding at
meetings
of the Board of Trustees (the "Chairman").
The
Chairman shall exercise and perform such
other
powers and duties as may be from time to
time
assigned to the Chairman by the Board of
Trustees
or prescribed by these By-Laws.  The
Chairman
may delegate his or her powers and duties
to the
trustees or officers of the Trust that he
or she deems
appropriate, provided that such delegation
is
consistent with applicable legal and
regulatory
requirements.
      ARTICLE IV
COMMITTEES
      Section 1.	COMMITTEES OF
TRUSTEES.  The Board may, by majority
vote,
designate one or more committees of the
Board, each
consisting of two (2) or more Trustees, to
serve at the
pleasure of the Board.  The Board may, by
majority
vote, designate one or more Trustees as
alternate
members of any such committee who may
replace
any absent member at any meeting of the
committee.
Any such committee, to the extent provided
by the
Board, shall have such authority as
delegated to it by
the Board from time to time, except with
respect to:
            (a)	the approval of any
action
which under the Declaration of Trust,
these
By-Laws or applicable law also requires
Shareholder approval or requires approval
by a
majority of the entire Board or certain
members of
the Board;
            (b)	the filling of vacancies
on the
Board or on any committee thereof;
provided
however, that such committee may nominate
Trustees to fill such vacancies, subject
to the Trust's
compliance with the 1940 Act and the rules
thereunder;
            (c)	the amendment,
restatement
or repeal of the Declaration of Trust or
these
By-Laws or the adoption of a new
Declaration of
Trust or new By-Laws;
            (d)	the amendment or repeal
of
any resolution of the Board; or
            (e)	the designation of any
other
committee of the Board or the members of
such
committee.
      Section 2.	MEETINGS AND ACTION
OF BOARD COMMITTEES.  Meetings and
actions of any committee of the Board
shall, to the
extent applicable, be held and taken in
the manner
provided in Article IV of the Declaration
of Trust
and Article III of these By-Laws, with
such changes
in the context thereof as are necessary to
substitute
the committee and its members for the
Board and its
members, except that the time of regular
meetings
of any committee may be determined either
by the
Board or by the committee.  Special
meetings of
any committee may also be called by
resolution of
the Board or such committee, and notice of
special
meetings of any committee shall also be
given to all
alternate members who shall have the right
to attend
all meetings of the committee.  The Board
may
from time to time adopt other rules for
the
governance of any committee.
      Section 3.	ADVISORY
COMMITTEES.  The Board may appoint one or
more advisory committees comprised of such
number of individuals appointed by the
Board who
may meet at such time, place and upon such
notice,
if any, as determined by the Board.  Such
advisory
committees shall have no power to require
the Trust
to take any specific action.
      ARTICLE V
OFFICERS
      Section 1.	OFFICERS.  The officers
of
the Trust shall be a Chief Executive
Officer -
Investment Management, a Chief Executive
Officer
- Finance and Administration, a President,
a
Secretary, a Chief Financial Officer and
Chief
Accounting Officer, and a Treasurer. The
Trust may
also have, at the discretion of the Board,
one or
more vice presidents, one or more
assistant vice
presidents, one or more assistant
secretaries, one or
more assistant treasurers, and such other
officers,
who shall have such authority and perform
such
duties as are provided in the Declaration
of Trust,
these By-Laws or as the Board, or to the
extent
permitted by the Board, as the president,
may from
time to time determine. Any number of
offices may
be held by the same person, except the
offices of
president and vice president.
      Section 2.	APPOINTMENT OF
OFFICERS.  The officers of the Trust shall
be
appointed by the Board, or to the extent
permitted by
the Board, by the president, and each
shall serve at
the pleasure of the Board, or to the
extent permitted
by the Board, at the pleasure of the
president, subject
to the rights, if any, of an officer under
any contract
of employment.
      Section 3.	REMOVAL AND
RESIGNATION OF OFFICERS.  Subject to the
rights, if any, of an officer under any
contract of
employment, any officer may be removed,
either with
or without cause, by the Board at any
regular or
special meeting of the Board, or, to the
extent
permitted by the Board, by the president.
      Any officer may resign at any time
by giving
written notice to the Trust.  Such
resignation shall
take effect upon receipt unless specified
to be
effective at some later time and unless
otherwise
specified in such notice, the acceptance
of the
resignation shall not be necessary to make
it effective.
Any resignation is without prejudice to
the rights, if
any, of the Trust under any contract to
which the
officer is a party.
      Section 4.	VACANCIES IN OFFICES.
A vacancy in any office because of death,
resignation, removal, incapacity or other
cause shall
be filled in the manner prescribed in
these By-Laws
for regular appointment to that office.
      Section 5.	PRESIDENT.  Subject to
such supervisory powers, if any, as may be
given by
the Board of Trustees to the chairman of
the board,
if there be such an officer, the president
shall,
subject to the control of the Board of
Trustees, have
general supervision, direction and control
of the
business and the officers of the Trust.
      Section 6.	VICE PRESIDENTS.  In the
absence, resignation, removal, incapacity
or death
of the president, the vice presidents, if
any, in order
of their rank as fixed by the Board or if
not ranked,
a vice president designated by the Board,
shall
exercise all the powers and perform all
the duties of,
and be subject to all the restrictions
upon, the
president until the president's return,
his incapacity
ceases or a new president is appointed.
Each vice
president shall have such other powers and
perform
such other duties as from time to time may
be
prescribed by the Board or the president,
or as
provided in the Declaration of Trust or
these
By-Laws.
      Section 7.	SECRETARY.  The
secretary
shall keep or cause to be kept at the
offices of the
Trust or such other place as the Board may
direct a
book of minutes of all meetings and
actions
(including consents) of the Board,
committees of the
Board and Shareholders.  The secretary
shall keep a
record of the time and place of such
meetings,
whether regular or special, and if
special, how
authorized, the notice given, the names of
those
present at Board meetings or committee
meetings, the
number of Shares present or represented by
proxy at
Shareholders' meetings, and the
proceedings.
      The secretary shall cause to be kept
at the
offices of the Trust or at the office of
the Trust's
transfer or other duly authorized agent, a
share
register or a duplicate share register
showing the
names of all Shareholders and their
addresses, the
number, Series and Classes (if applicable)
of Shares
held by each, the number and date of
certificates, if
any, issued for such Shares and the number
and date
of cancellation of every certificate
surrendered for
cancellation.
      The secretary shall give or cause to
be given
notice of all meetings of the Shareholders
and of the
Board required by the Declaration of
Trust, these
By-Laws or by applicable law to be given
and shall
have such other powers and perform such
other duties
as may be prescribed by the Board or the
president of
the Trust, or as provided in the
Declaration of Trust
or these By-Laws.
      Section 8.	TREASURER.  The
Treasurer shall be responsible for the
general
supervision over the care and custody of
the funds,
securities, and other valuable effects of
the Trust
and shall deposit the same or cause the
same to be
deposited in the name of the Trust in such
depositories as the Board of Trustees may
designate; shall disburse the funds of the
Trust as
may be ordered by the Board of Trustees;
shall have
supervision over the accounts of all
receipts and
disbursements of the Trust; disburse the
funds of the
Trust; shall have the power and authority
to perform
the duties usually incident of his office
and those
duties as may be assigned to him from time
to time
by the Board or by the Chief Financial
Officer and
Chief Accounting Officer; and shall render
to the
Chief Financial Officer and Chief
Accounting
Officer and the Board, whenever they
request it, an
account of all of his transactions as
Treasurer.
      Section 9.	CHIEF EXECUTIVE
OFFICER - INVESTMENT MANAGEMENT.
The Chief Executive Officer - Investment
Management shall be the principal
executive officer
with respect to the portfolio investments of the
Trust, and shall have such other powers
and duties
as may be prescribed by the Board of
Trustees or
these By-Laws.

      Section 10.	CHIEF EXECUTIVE
OFFICER - FINANCE AND
ADMINISTRATION.  The Chief Executive
Officer
- Finance and Administration shall be the principal executive officer with respect to the financial accounting and administration of the
Trust, and
shall have such other powers and duties as may be prescribed by the Board of Trustees or these By-
Laws.

      Section 11.	CHIEF FINANCIAL
OFFICER AND CHIEF ACCOUNTING
OFFICER.  The Chief Financial Officer and
Chief
Accounting Officer shall, whenever
required by the
Board of Trustees, render or cause to be
rendered
financial statements of the Trust;
supervise the
investment of its funds as ordered or
authorized by
the Board, taking proper vouchers
therefor; provide
assistance to the Audit Committee of the
Board and
report to such Committee as necessary; be
designated as principal accounting
officer/principal
financial officer for purposes of   32 of
the 1940
Act,  302 of the Sarbanes Oxley Act of
2002 and
6 of the Securities Act of 1933; shall
keep and
maintain or cause to be kept and
maintained
adequate and correct books and records of accounts of the properties and business transactions of the
Trust (and every series and class
thereof), including
accounts of assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings and shares; shall have the power and authority to perform the duties usually incident of his office and those duties as may be assigned to him from time to time by the Board; and shall render to the Chief Executive Officer -
Finance
and Administration and the Board, whenever they request it, an account of all of his transactions as
Chief Financial Officer and Chief
Accounting
Officer and of the financial condition of the Trust.

      ARTICLE VI
RECORDS AND REPORTS
      Section 1.	MAINTENANCE AND
INSPECTION OF SHARE REGISTER.  The Trust
shall keep at its offices or at the office
of its transfer
or other duly authorized agent, records of
its
Shareholders, that provide the names and
addresses
of all Shareholders and the number, Series
and
Classes, if any, of Shares held by each
Shareholder.
Such records may be inspected during the
Trust's
regular business hours by any Shareholder,
or its
duly authorized representative, upon
reasonable
written demand to the Trust, for any
purpose
reasonably related to such Shareholder's
interest as
a Shareholder.
      Section 2.	MAINTENANCE AND
INSPECTION OF DECLARATION OF TRUST
AND BY-LAWS.  The Trust shall keep at its
offices the original or a copy of the
Declaration of
Trust and these By-Laws, as amended or
restated
from time to time, where they may be
inspected
during the Trust's regular business hours
by any
Shareholder, or its duly authorized
representative,
upon reasonable written demand to the
Trust, for
any purpose reasonably related to such
Shareholder's interest as a Shareholder.
      Section 3.	MAINTENANCE AND
INSPECTION OF OTHER RECORDS.  The
accounting books and records and minutes of proceedings of the Shareholders, the
Board, any
committee of the Board or any advisory
committee
shall be kept at such place or places
designated by
the Board or, in the absence of such
designation, at
the offices of the Trust.  The minutes
shall be kept
in written form and the accounting books and records shall be kept either in written form or in any other form capable of being converted into written form.
      If information is requested by a
Shareholder,
the Board, or, in case the Board does not act, the president, any vice president or the secretary, shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing such information and documents. Costs of providing such information and documents shall be borne by the requesting
Shareholder. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining unreasonable requests (in whole or in part) for information or documents.

      The Board, or, in case the Board
does not
act, the president, any vice president or
the
secretary, may keep confidential from
Shareholders
for such period of time as the Board or
such officer,
as applicable, deems reasonable any
information that
the Board or such officer, as applicable,
reasonably
believes to be in the nature of trade
secrets or other
information that the Board or such
officer, as the case
may be, in good faith believes would not
be in the
best interests of the Trust to disclose or
that could
damage the Trust or its business or that
the Trust is
required by law or by agreement with a
third party to
keep confidential.
      Section 4.	INSPECTION BY
TRUSTEES.  Every Trustee shall have the
absolute
right during the Trust's regular business
hours to
inspect all books, records, and documents
of every
kind and the physical properties of the
Trust.  This
inspection by a Trustee may be made in
person or by
an agent or attorney and the right of
inspection
includes the right to copy and make
extracts of
documents.
      ARTICLE VII
GENERAL MATTERS
      Section 1.	CHECKS, DRAFTS,
EVIDENCE OF INDEBTEDNESS.  All checks,
drafts, or other orders for payment of
money, notes
or other evidences of indebtedness issued
in the
name of or payable to the Trust shall be
signed or
endorsed by such person or persons and in
such
manner as the Board from time to time
shall
determine.
      Section 2.	CONTRACTS AND
INSTRUMENTS; HOW EXECUTED.  The Board,
except as otherwise provided in the
Declaration of
Trust and these By-Laws, may authorize any
officer
or officers or agent or agents, to enter
into any
contract or execute any instrument in the
name of
and on behalf of the Trust or any Series
thereof and
this authority may be general or confined
to specific
instances.
      Section 3.	CERTIFICATES FOR
SHARES.  A certificate or certificates for
Shares may
be issued to Shareholders at the
discretion of the
Board.  All certificates shall be signed
in the name of
the Trust by the Trust's president or vice
president,
and by the Trust's treasurer or an
assistant treasurer
or the secretary or any assistant
secretary, certifying
the number of Shares and the Series and
Class
thereof, if any, owned by the Shareholder.
Any or all
of the signatures on the certificate may
be facsimile.
In case any officer or transfer or other
duly authorized
agent who has signed or whose facsimile
signature
has been placed on a certificate shall
have ceased to
be such officer or transfer or other duly
authorized
agent before such certificate is issued,
it may be
issued by the Trust with the same effect
as if such
person were an officer or transfer or
other duly
authorized agent at the date of issue.
Notwithstanding the foregoing, the Trust
may adopt
and use a system of issuance, recordation
and transfer
of its shares by electronic or other
means.
      Section 4.	LOST CERTIFICATES.
Except as provided in this Section 4, no
new
certificates for Shares shall be issued to
replace an old
certificate unless the latter is
surrendered to the Trust
and cancelled at the same time.  The Board
may, in
case any Share certificate or certificate
for any other
security is lost, stolen, or destroyed,
authorize the
issuance of a replacement certificate on
such terms
and conditions as the Board may require,
including a
provision for indemnification of the Board
and the
Trust secured by a bond or other adequate
security
sufficient to protect the Trust and the
Board against
any claim that may be made against either,
including
any expense or liability on account of the
alleged
loss, theft, or destruction of the
certificate or the
issuance of the replacement certificate.
      Section 5.	REPRESENTATION OF
SHARES OF OTHER ENTITIES HELD BY
TRUST.  The Trust's president or any vice
president or any other person authorized
by the
Board or by any of the foregoing
designated
officers, is authorized to vote or
represent on behalf
of the Trust, or any Series thereof, any
and all
shares of any corporation, partnership,
trust, or
other entity, foreign or domestic,
standing in the
name of the Trust or such Series thereof.
The
authority granted may be exercised in
person or by
a proxy duly executed by such authorized
person.
      Section 6.	TRANSFERS OF SHARES.
Shares are transferable, if authorized by
the
Declaration of Trust, only on the record
books of
the Trust by the Person in whose name such
Shares
are registered, or by his or her duly
authorized
attorney-in-fact or representative. Shares
represented by certificates shall be
transferred on
the books of the Trust upon surrender for
cancellation of certificates for the same
number of
Shares, with an assignment and power of
transfer
endorsed thereon or attached thereto, duly
executed,
with such proof of the authenticity of the
signature
as the Trust or its agents may reasonably
require.
Upon receipt of proper transfer
instructions from
the registered owner of uncertificated
Shares, such
uncertificated Shares shall be transferred
on the
record books to the Person entitled
thereto, or
certificated Shares shall be made to the
Person
entitled thereto and the transaction shall
be recorded
upon the books of the Trust.  The Trust,
its transfer
agent or other duly authorized agents may
refuse
any requested transfer of Shares, or
request
additional evidence of authority to
safeguard the
assets or interests of the Trust or of its
Shareholders,
in their sole discretion.  In all cases of
transfer by an
attorney-in-fact, the original power of
attorney, or
an official copy thereof duly certified,
shall be
deposited and remain with the Trust, its
transfer
agent or other duly authorized agent.  In
case of
transfers by executors, administrators,
guardians or
other legal representatives, duly
authenticated
evidence of their authority shall be
presented to the
Trust, its transfer agent or other duly
authorized
agent, and may be required to be deposited
and
remain with the Trust, its transfer agent
or other
duly authorized agent.
      Section 7.	HOLDERS OF RECORD.
The record books of the Trust as kept by
the Trust,
its transfer agent or other duly
authorized agent, as
the case may be, shall be conclusive as to
the
identity of the Shareholders of the Trust
and as to
the number, Series and Classes, if any, of
Shares
held from time to time by each such
Shareholder.
The Trust shall be entitled to treat the
holder of
record of any Share as the owner thereof
and,
accordingly, shall not be bound to
recognize any
equitable or other claim to or interest in
such Share
on the part of any other Person, whether
or not the
Trust shall have express or other notice
thereof.
      Section 8.	FISCAL YEAR.  The fiscal
year of the Trust, and each Series
thereof, shall be
determined by the Board.
      Section 9.	HEADINGS;
REFERENCES. Headings are placed herein for
convenience of reference only and shall
not be
taken as a part hereof or control or
affect the
meaning, construction or effect of this
instrument.
Whenever the singular number is used
herein, the
same shall include the plural; and the
neuter,
masculine and feminine genders shall
include each
other, as applicable.  Any references
herein to
specific sections of the DSTA, the Code or
the 1940
Act shall refer to such sections as
amended from
time to time or any successor sections
thereof.
      Section 10.	PROVISIONS IN
CONFLICT WITH LAW OR REGULATIONS.
            (a)	The provisions of these
By-
Laws are severable, and if the Board of
Trustees
shall determine, with the advice of
counsel, that any
of such provisions is in conflict with the
Declaration
of Trust, the 1940 Act, the Code, the
DSTA, or with
other applicable laws and regulations, the
conflicting provision shall be deemed not
to have
constituted a part of these By-Laws from
the time
when such provisions became inconsistent
with
such laws or regulations; provided,
however, that
such determination shall not affect any of
the
remaining provisions of these By-Laws or
render
invalid or improper any action taken or
omitted
prior to such determination.
            (b)	If any provision of
these By-
Laws shall be held invalid or
unenforceable in any
jurisdiction, such invalidity or
unenforceability shall
attach only to such provision in such
jurisdiction
and shall not in any manner affect such
provision in
any other jurisdiction or any other
provision of
these By-Laws in any jurisdiction.
      ARTICLE VIII
AMENDMENTS
      Section 1.	AMENDMENT BY
SHAREHOLDERS.  These By-Laws may be
amended, restated or repealed or new By-
Laws may
be adopted by the affirmative vote of a
majority of
votes cast at a Shareholders' meeting
called for that
purpose and where a quorum of Shareholders
of the
Trust is present.
      Section 2.	AMENDMENT BY
TRUSTEES.  These By-Laws may also be
amended, restated or repealed or new By-
Laws may
be adopted by the Board, by a vote of the
Board as
set forth in Article IV, Section 3(c) of
the
Declaration of Trust.
      Section 3.	OTHER AMENDMENT.
Subject to the 1940 Act, these By-Laws may also be amended pursuant to Article VIII, Section
2(a) of
the Declaration of Trust and Section
3815(f) of the
DSTA.

Amended and Restated By-Laws adopted:  May
21,
2007
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